UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2008

BEKEM METALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-50218	87-0669131
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

170 Tchaikovsky Street, 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050000
(Zip code)

+7 (7272) 582 386
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On June 19, 2008 Bekem Metals, Inc. (the “Lender”) and Latimer Assets Inc. (the “Borrower”) entered into Addendum # 1 to the Loan Agreement dated May 22, 2008 between Bekem Metals, Inc. and Latimer Assets Inc. (the “Addendum #1 to the Loan Agreement”). Under Addendum # 1 to the Loan Agreement the Lender agreed to loan an additional $7,500,000 to Borrower, increasing the total loan amount to $14,900,000. Under the terms of the Loan Agreement dated May 22, 2008 between Bekem Metals, Inc. and Latimer Assets Inc. (the “Loan Agreement”), the loan was provided interest-free. Addendum #1 to the Loan Agreement provides that Borrower shall pay Lender interest at a rate of 2% per annum from the date the loan was provided to Borrower. Interest will be charged on a monthly basis and is payable as a lump-sum payment at the date of loan repayment. Repayment of the loan is due March 1, 2009.

The loan was originally secured pursuant to a Pledge Agreement dated May 22, 2008 between the Lender, its subsidiary, Kyzyl Kain Mamyt LLC (“KKM”), GRK Koitas LLC (“GRK”) and Asia-Invest Corporation LLC (“AI”) (the “Pledge Agreement”), by a pledge of a cumulative 23% interest in a trilateral consortium established between KKM, GRK and AI. In connection with Addendum #1 to the Loan Agreement, on June 19, 2008, the Lender, GRK, AI and KKM entered into Addendum #1 to the Pledge Agreement dated May 22, 2008 (the “Addendum #1 to the Pledge Agreement”). Pursuant to Addendum #1 to the Pledge Agreement, GRK pledged an additional 16% interest in the trilateral consortium. The total cumulative interest in the trilateral consortium which has been pledged to secure the loan is now 39%, which consists of 31% of GRK’s 40% interest in the consortium and 8% of AI’s 10% interest in the consortium.

The description of Addendum #1 to the Loan Agreement and Addendum #1 to the Pledge Agreement contained herein are only summaries of those agreements and are qualified in their entirety by reference to the terms of Addendum #1 to the Loan Agreement and Addendum #1 to the Pledge Agreement, copies of which will be filed with Bekem Metals, Inc.’s next periodic report.

Other than in respect of the Loan Agreement there is no material relationship between the Lender or any of its affiliates and Borrower. As noted above, Bekem Metals, Inc. has a relationship with GRK and AI through KKM, as a result of the trilateral consortium. It is the understanding of Bekem Metals, Inc. that Latimer Assets Inc. owns substantial interests in GRK and AI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BEKEM METALS, INC.

Date: June 24, 2008	By:	/s/ Yermek Kudabayev
Yermek Kudabayev, Chief Executive Officer

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